UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2015

SunEdison Semiconductor Limited
(Exact Name of Registrant as Specified in its Charter)

Singapore (State or other jurisdiction of incorporation or organization)	001-36460 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

11 Lorong 3 Toa Payoh, Singapore (Address of principal executive offices)	319579 (Zip Code)

(65) 6681-9300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.
On April 6, 2015, SunEdison Semiconductor Limited issued a press release announcing that its 2015 Annual General Meeting of Shareholders will be held on Wednesday, July 29, 2015. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated April 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON SEMICONDUCTOR LIMITED
Date:	April 6, 2015	By:	/s/ Jeffrey L. Hall
Name: Jeffrey L. Hall Title: Executive Vice President Finance & Administration and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit Number	Description
99.1	Press release dated April 6, 2015.